UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 26, 2021
  _________________________________
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
 _________________________________

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
 _________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	NUAN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events
Nuance Communications, Inc. (the “Company”) is filing this Current Report on Form 8-K to revise certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, which was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 19, 2020 (the “2020 Form 10-K”), to reflect a transaction that occurred during the Company’s first fiscal quarter of 2021.
On November 17, 2020, the Company entered into a definitive agreement (the “Agreement”) to sell its medical transcription and electronic healthcare record implementation businesses (the "Business") to Assured Healthcare Partners and Aeries Technology Group (together, the “Buyer”). Pursuant to the Agreement, the Company will sell and transfer, and the Buyer will purchase and acquire, (a) the shares of certain subsidiaries through which the Company operates a portion of the Business and (b) certain assets used in or related to the Business; and the Buyer will assume certain liabilities related to such assets or the Business. We expect the sale to close during the second quarter of fiscal year 2021.
This Current Report on Form 8-K is being filed solely to recast financial information and to revise certain related disclosures contained in the 2020 Form 10-K to reflect the anticipated sale of the Business, and the retrospective changes for all periods presented. For all periods presented in this Form 8-K, the Business’s results of operations have been included within discontinued operations and its assets and liabilities within held for sale on our consolidated financial statements.
Revised 2020 Form 10-K - The following items of the 2020 Form 10-K are being revised (collectively, the "Revised Sections") as reflected in Exhibit 99.1 to this Current Report on Form 8-K.
•Part II, Item 6. Selected Consolidated Financial Data;
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•Part II, Item 8. Financial Statements and Supplementary Data
The Revised Sections are revised only to reflect the Company’s results as if the discontinued operations criteria for the Business had been met during the periods being presented. With the exception of the subsequent events footnote to the Company's financial statements within the revised Part II, Item 8, the Revised Sections do not reflect events occurring after the filing of the 2020 Form 10-K and do not modify or update the disclosures therein in any way, other than as specifically required to reflect the discontinued operations presentation. Further, the revisions do not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations, including the consolidated Company outlook, contained in the 2020 Form 10-K, for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than for the changes based on the discontinued operations. Other than the Revised Sections filed with this Current Report on Form 8-K, all other information in the 2020 Form 10-K remains unchanged and has not been otherwise updated for events occurring after the filing of the 2020 Form 10-K and continues to speak only as of the original filing date.
More recent information, including Risk Factors and Forward-Looking Statements, is contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2020 (“2021 First Quarter Form 10-Q”) and other filings made by the Company with the SEC. These SEC filings contain important information regarding events, developments and updates affecting the Company and the Company’s expectations, including those that have occurred since the filing of the 2020 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction the 2021 First Quarter Form 10-Q and other filings made by the Company with the SEC.
ITEM 9.01 Financial Statements and Exhibits
(d)Exhibits

23.1	Consent of the Independent Registered Public Accounting Firm
99.1	Revised Sections of the 2020 Form 10-K
Part II, Item 6. Selected Consolidated Financial Data
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: February 26, 2021	By:	/s/ Daniel D. Tempesta
Daniel D. Tempesta Executive Vice President and Chief Financial Officer